                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                        Pursuant to Section 13 of 15(d) of
                        The Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): December 16, 2002


                            IRON MOUNTAIN INCORPORATED
                            --------------------------
            (Exact name of registrant as specified in its charter)


           PENNSYLVANIA           1-13045           23-2588479
           ------------           -------           ----------
  (State or other jurisdiction   (Commission       (IRS Employer
       of incorporation)         File Number)      Identification No.)


                              745 Atlantic Avenue
                         Boston, Massachusetts 02111
                   -----------------------------------
          (Address of principal executive offices, including zip code)

                                 (617) 535-4766
                           -----------------------
             (Registrant's telephone number, including area code)


ITEM 5. OTHER EVENTS

         On December 16, 2002, we announced that we have priced an underwritten public offering of $100 million in aggregate principal amount of 7 3/4% Senior Subordinated Notes due 2015 (the "December 2002 Debt Offering"). We intend to use the net proceeds from the offering to fund our offer to purchase and consent solicitation relating to our outstanding 9-1/8% Senior Subordinated Notes due 2007 (the "9-1/8% Notes"), which was separately announced the same day, or to otherwise redeem the 9-1/8% Notes, as well as to repay outstanding borrowings under our revolving credit facility and for general corporate purposes, including future acquisitions. Copies of our press releases regarding these events are being filed as exhibits to this report.

         The public debt offering will be made only by means of a prospectus supplement. This Form 8-K shall not constitute an offer to sell or a solicitation of an offer to buy any securities.

         The tender offer to purchase and consent solicitation will be made only by means of our Offer to Purchase and Consent Solicitation Statement dated December 16, 2002 and related materials. This Form 8-K shall not constitute an offer to purchase or a consent solicitation with regard to the 9-1/8% Notes. We are filing certain exhibits as part of this Form 8-K. See "Item 7. Financial Statements, Pro Forma Financial Information and Exhibits."

       We have filed with the Securities and Exchange Commission (the "Commission") a registration statement (File No. 333-54030) on Form S-3, filed on January 19, 2001, Amendment No. 1 thereto, filed on January 29, 2001 (as amended, the "Registration Statement"), and the related base preliminary prospectus (the "Prospectus") for the registration pursuant to Rule 415 under the Securities Act of 1933, as amended, of up to an aggregate of $500 million in our securities. On January 31, 2001, the Commission declared the Registration Statement effective.

       On March 28, 2001, we filed a supplement to the Prospectus, dated March 27, 2001 (the "1st Prospectus Supplement"), relating to the issuance of and sale of $225 million of 8-5/8% Senior Subordinated Notes due 2013 and the use of proceeds thereof (the "March 2001 Debt Issuance"), with the Commission. In connection with the filing of the 1st Prospectus Supplement with the Commission, we filed a Current Report on Form 8-K dated March 23, 2001 with pro forma information as well as certain exhibits. In addition, we filed a second Current Report on Form 8-K dated April 3, 2001 with additional information.

         On September 7, 2001, we filed a supplement to the Prospectus, dated September 6, 2001 (the "2nd Prospectus Supplement"), relating to the issuance of and sale of $210 million of 8-5/8% Senior Subordinated Notes due 2013 and the use of proceeds thereof (the "September 2001 Debt Issuance"), with the Commission. In connection with the filing of the 2nd Prospectus Supplement with the Commission, we filed a Current Report on Form 8-K dated September 6, 2001 with pro forma information as well as certain exhibits.

         We have filed with the Commission a registration statement (File No. 333-75068) on Form S-3, filed on December 13, 2001, Amendment No. 1 thereto, filed on February 11, 2002 (as amended, the "Second Registration Statement"), and the related base preliminary prospectus for the registration pursuant to Rule 415 under the Securities Act of 1933, as amended, of up to an aggregate of $500 million in our securities. On February 11, 2002, the Commission declared the Second Registration Statement effective.

         As reported in our Form 10-Q for the quarter ending September 30, 2002, we exchanged newly issued 8-5/8% Senior Subordinated Notes due 2013 for 9-1/8% Notes in a privately-negotiated transaction, which took place after September 30, 2002 and which resulted in the issuance of $46 million in face value of 8-5/8% Senior Subordinated Notes due 2013 and the retirement of $45 million in face value of 9-1/8% Notes (the "Exchange"). The Exchange was recorded at the carrying amount of the 9-1/8% Notes at the date of the transaction in the amount of $43 million and in accordance with Emerging Issues Task Force No. 96-19, "Debtor's Accounting for Modification or Exchange of Debt Instruments" resulted in no gain (loss) on extinguishment of debt.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(b) Pro Forma Financial Information

         The primary purpose of this Form 8-K is to update previously filed pro forma information for the year ended December 31, 2001 and file pro forma information for the nine months ended September 30, 2002. The pro forma information presented below was prepared as if the March 2001 Debt Issuance, September 2001 Debt Issuance, the Exchange and the December 2002 Debt Offering and the related purchase and consent solicitation had occurred on January 1, 2001.

NINE MONTHS ENDED SEPTEMBER 30, 2002

         The historical consolidated statement of operations for the nine months ended September 30, 2002, previously filed in our Form 10-Q dated November 14, 2002, does not include the pro forma impact of the Exchange and the December 2002 Debt Offering. If we successfully complete the December 2002 Debt Offering, we intend to use the net proceeds to fund our offer to purchase and consent solicitation relating to our 9-1/8% Notes or to otherwise redeem the 9-1/8% Notes, as well as to repay outstanding borrowings under our revolving credit facility and for general corporate purposes, including future acquisitions. The impact on the historical consolidated statement of operations for the nine months ended September 30, 2002 of the Exchange and the December 2002 Debt Offering, assuming that the transactions had closed as of January 1, 2001 and assuming further (a) an offering price of 100.0% of the principal amount of the notes issued in connection with the December 2002 Debt Offering; (b) we retire all of the 9-1/8% Notes at a redemption price (expressed as a percentage of principal) of 104.56%; and (c) we repay the revolving credit facility with the net proceeds resulting from the December 2002 Debt Offering, would be a decrease in interest expense of $0.4 million and an increase in income from continuing operations before extraordinary items and cumulative effect of change in accounting principle of $0.2 million. The impact on our consolidated balance sheet as of September 30, 2002 would be an increase in deferred financing costs of $1.5 million, a decrease in accrued expenses of $1.4 million, a net increase in long-term debt of $9.1 million, a decrease in long-term deferred income tax liabilities of $2.3 million, and a net decrease in shareholders' equity of $4.0 million.

         In addition, we will record, in the quarter in which the tender offer and consent solicitation is completed, an extraordinary charge of approximately $4.0 million (after a tax benefit of $2.3 million) from the early retirement of debt. This pretax extraordinary charge of $6.2 million will consist of redemption premium and transaction costs of $3.5 million and original issue discount related to the 9-1/8% Notes of $2.7 million.

YEAR ENDED DECEMBER 31, 2001

         The historical consolidated statement of operations for the year ended December 31, 2001, previously filed in our Form 10-K dated March 21, 2002, does not include the pro forma impact of the March 2001 Debt Issuance, September 2001 Debt Issuance, the Exchange and the December 2002 Debt Offering. If we successfully complete the December 2002 Debt Offering, we intend to use the net proceeds to fund our offer to purchase and consent solicitation relating to our 9-1/8% Notes or to otherwise redeem the 9-1/8% Notes, as well as to repay outstanding borrowings under our revolving credit facility and for general corporate purposes, including future acquisitions. The impact on the historical consolidated statement of operations for the year ended December 31, 2001 of the March 2001 Debt Issuance, September 2001 Debt Issuance, the Exchange and the December 2002 Debt Offering, assuming that the transactions had closed as of January 1, 2001 and assuming further (a) an offering price of 100.0% of the principal amount of the notes issued in connection with the December 2002 Debt Offering; (b) we retire all of the 9-1/8% Notes at a redemption price (expressed as a percentage of principal) of 104.56%; and (c) we repay the revolving credit facility with the net proceeds resulting from the December 2002 Debt Offering, would be a decrease in interest expense of $0.6 million and a decrease in loss from continuing operations before extraordinary items of $0.4 million.

         In addition, we will record, in the quarter in which the tender offer and consent solicitation is completed, an extraordinary charge of approximately $4.0 million (after a tax benefit of $2.3 million) from the early retirement of debt. This pretax extraordinary charge of $6.2 million will consist of redemption premium and transaction costs of $3.5 million and original issue discount related to the 9-1/8% Notes of $2.7 million.

(c)  Exhibits.

EXHIBIT NO.     ITEM
-----------     ----

    10 Underwriting Agreement, dated December 16, 2002, by and between the Company, certain of the Company's subsidiaries and Bear, Stearns & Co. Inc..

    12          Statement Regarding Computation of Ratios of Earnings to Fixed
                Charges.

    99.1 The Company's press release, dated December 16, 2002, regarding proposed public debt offering.

    99.2 The Company's press release, dated December 16, 2002, regarding Tender offer and consent solicitation relating to the 9-1/8% Senior Subordinated Notes due 2007.

    99.3 The Company's press release, dated December 16, 2002, regarding the pricing of the Company's public debt offering.


                                  SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                   IRON MOUNTAIN INCORPORATED
                                   (Registrant)



                                        By: /s/ John F. Kenny, Jr.
                                            --------------------------------
                                        Name:   John F. Kenny, Jr.
                                        Title:  Executive Vice President and
                                                  Chief Financial Officer


Date: December 16, 2002